UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2013

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235382
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Crosstex Energy, Inc. (the “Registrant”) owns the general partner interest, the incentive distribution rights and a portion of the limited partner interests in Crosstex Energy, L.P. (the “Partnership”).

Underwriting Agreement

On June 11, 2013, the Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering by the Partnership of 7,200,000 common units representing limited partner interests of the Partnership (“Common Units”) for a price of $20.33 per Common Unit ($19.56 per Common Unit, net of underwriting discount) (the “Public Offering”).  The Underwriters were also granted a 30-day option to purchase up to an additional 1,080,000 Common Units from the Partnership.

The offer and sale of the Common Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-188041) (the “Registration Statement”), which became effective automatically upon filing with the Securities and Exchange Commission on April 19, 2013.  The closing of the Public Offering is expected to occur on June 14, 2013, subject to customary closing conditions.

In the Underwriting Agreement, the Partnership agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On June 10, 2013, the Partnership issued a press release announcing its intention to commence the Public Offering.  On June 11, 2013, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the Public Offering.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1 and 99.2 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of June 11, 2013, by and among the Partnership and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 10, 2013, filed with the Commission on June 12, 2013).

99.1	—	Press Release, dated June 10, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 10, 2013, filed with the Commission on June 12, 2013).
99.2	—	Press Release, dated June 11, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 10, 2013, filed with the Commission on June 12, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: June 12, 2013	By:	/s/ Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—

Underwriting Agreement, dated as of June 11, 2013, by and among the Partnership and the Underwriters named therein (incorporated by reference to Exhibit 1.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 10, 2013, filed with the Commission on June 12, 2013).

99.1	—	Press Release, dated June 10, 2013 (incorporated by reference to Exhibit 99.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 10, 2013, filed with the Commission on June 12, 2013).
99.2	—	Press Release, dated June 11, 2013 (incorporated by reference to Exhibit 99.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated June 10, 2013, filed with the Commission on June 12, 2013).